[**] = Identified information has been excluded from this exhibit because it is both (i) information that the Company customarily and actually treats as private or confidential and (ii) is not material.

Exhibit 10.4

SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT
BETWEEN
THE RESEARCH INSTITUTE AT NATIONWIDE CHILDREN’S HOSPITAL

AND
SAREPTA THERAPEUTICS THREE LLC
(as successor to SAREPTA THERAPEUTICS, INC.)

This Second Amendment (“Second Amendment”) is entered into as of July 11, 2023 (“Second Amendment Date”), by and between the Research Institute at Nationwide Children’s Hospital (“Research Institute”) and Sarepta Therapeutics Three LLC (“Licensee”).

WHEREAS, Research Institute and Sarepta Therapeutics, Inc. entered into to the Exclusive License Agreement effective as of October 8, 2018, and amended on May 29, 2019 by a First Amendment (as amended, the “Agreement”).

WHEREAS, Sarepta Therapeutics, Inc. assigned the Agreement to Licensee, its Affiliate.

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree that the Agreement is amended by this Second Amendment as follows:

1. Section 1.1.6 of the Agreement is deleted in its entirety and replaced with the following:

1.6.6. “Designated Manufacturer” shall mean Brammer Bio MA, LLC and/or Catalent Maryland, Inc., together with their affiliates, or another entity approved in writing by Research Institute.

2. Section 2.1.5 of the Agreement (Additional Designated Manufacturer) is hereby deleted in its entirety.

3. All capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.

4. Except as expressly set forth herein, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

5. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed copy of this Second Amendment delivered by email or other means of electronic transmission shall be deemed to have the same effect as delivery of an original signed copy of this Second Amendment.

DOCPROPERTY DOCXDOCID DMS=InterwovenIManage Format=<<NUM>>_<<VER>> PRESERVELOCATION \* MERGEFORMAT 137258524_3

DOCPROPERTY DOCXDOCID DMS=InterwovenIManage Format=<<NUM>>_<<VER>> PRESERVELOCATION \* MERGEFORMAT 137258524_3

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed by their duly authorized representatives as of the Second Amendment Date.

SAREPTA THERAPEUTICS THREE LLC	THE RESEARCH INSTITUTE AT
NATIONWIDE CHILDREN’S HOSPITAL

By: /s/ Adam Hopkin	By: /s/ Matthew McFarland

Name: Adam Hopkin	Name: Matthew McFarland PhD, RPh

Title: Manager	Title: VP Commercialization & Industry Relations

Date: 13 July 2023	Date: July 13, 2023

DOCPROPERTY DOCXDOCID DMS=InterwovenIManage Format=<<NUM>>_<<VER>> PRESERVELOCATION \* MERGEFORMAT 137258524_3